NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES
NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES

Notes Payable at Dec 31
In millions	2018	2017
Commercial paper	$10	$231
Notes payable to banks and other lenders	288	250
Total notes payable	$298	$481
Year-end average interest rates	8.28%	4.37%

Long-Term Debt at Dec 31	2018 Average Rate	2018	2017 Average Rate	2017
In millions
Promissory notes and debentures:
Final maturity 2018	—%	$—	5.78%	$339
Final maturity 2019	9.80%	7	8.55%	2,122
Final maturity 2020	4.46%	1,547	4.46%	1,547
Final maturity 2021	4.71%	1,424	4.71%	1,424
Final maturity 2022	3.50%	1,373	3.50%	1,373
Final maturity 2023	7.64%	325	7.64%	325
Final maturity 2024 and thereafter	5.73%	8,859	5.92%	6,857
Other facilities:
U.S. dollar loans, various rates and maturities	3.59%	4,533	2.44%	4,564
Foreign currency loans, various rates and maturities	3.20%	708	2.98%	806
Medium-term notes, varying maturities through 2025	3.26%	778	3.20%	873
Tax-exempt bonds	—%	—	5.66%	343
Capital lease obligations		371		277
Unamortized debt discount and issuance costs		(334)		(345)
Long-term debt due within one year [1]		(338)		(748)
Long-term debt		$19,253		$19,757

1.	Presented net of current portion of unamortized debt issuance costs.

Maturities of Long-Term Debt for Next Five Years at Dec 31, 2018 [1]
In millions
2019	$338
2020	$1,832
2021	$6,247
2022	$1,509
2023	$480

1.	Assumes the option to extend a term loan facility related to the Dow Silicones ownership restructure will be exercised.

2018 Activity
In 2018, the Company redeemed $333 million of 5.70 percent notes at maturity and an aggregate principal amount of $91 million of International Notes ("InterNotes") at maturity. In addition, approximately $138 million of long-term debt was repaid by consolidated variable interest entities. The Company also called an aggregate principal amount of $343 million tax-exempt bonds of various interest rates and maturities in 2029, 2033 and 2038. As a result of these redemptions, the Company recognized a pretax loss of $6 million on the early extinguishment of debt, included in “Sundry income (expense) - net” in the consolidated statements of income and related to Corporate.

In November 2018, the Company issued $2.0 billion of senior unsecured notes in an offering under Rule 144A of the Securities Act of 1933. The offering included $900 million aggregate principal amount of 5.55 percent notes due 2048; $600 million aggregate principal amount of 4.80 percent notes due 2028; and $500 million aggregate principal amount of 4.55 percent notes due 2025.

In December 2018, the Company tendered and redeemed $2.1 billion of 8.55 percent notes issued by the Company with maturity in 2019. As a result, the Company recognized a pretax loss of $48 million on the early extinguishment of debt, included in "Sundry income (expense) - net" in the consolidated statements of income and related to Corporate.
2017 Activity
In 2017, the Company redeemed $436 million of 6.00 percent notes that matured on September 15, 2017, and $32 million aggregate principal amount of InterNotes at maturity. In addition, approximately $119 million of long-term debt was repaid by consolidated variable interest entities.

2016 Activity
In 2016, the Company redeemed $349 million of 2.50 percent notes that matured on February 15, 2016, and $52 million aggregate principal amount of InterNotes at maturity. In addition, approximately $128 million of long-term debt (net of $28 million of additional borrowings) was repaid by consolidated variable interest entities.

As part of the Dow Silicones ownership restructure, the fair value of debt assumed by the Company was $4,672 million and is reflected in the long-term debt table above.

Available Credit Facilities
The following table summarizes the Company's credit facilities:

Committed and Available Credit Facilities at Dec 31, 2018
In millions	Effective Date	Committed Credit	Credit Available	Maturity Date	Interest
Five Year Competitive Advance and Revolving Credit Facility	October 2018	$5,000	$5,000	October 2023	Floating rate
Bilateral Revolving Credit Facility	August 2015	100	100	March 2019	Floating rate
Bilateral Revolving Credit Facility	August 2015	100	100	October 2019	Floating rate
Bilateral Revolving Credit Facility	August 2015	100	100	March 2020	Floating rate
Bilateral Revolving Credit Facility	August 2015	280	280	March 2020	Floating rate
Bilateral Revolving Credit Facility	August 2015	100	100	March 2020	Floating rate
Bilateral Revolving Credit Facility	August 2015	200	200	March 2020	Floating rate
Term Loan Facility [1]	February 2016	4,500	—	December 2021	Floating rate
Bilateral Revolving Credit Facility	May 2016	200	200	May 2020	Floating rate
Bilateral Revolving Credit Facility	July 2016	200	200	July 2020	Floating rate
Bilateral Revolving Credit Facility	August 2016	100	100	August 2020	Floating rate
North American Securitization Facility	September 2018	800	800	September 2019	Floating rate
European Securitization Facility [2]	October 2018	457	457	October 2020	Floating rate
Total Committed and Available Credit Facilities		$12,137	$7,637

1.	Assumes the option to extend the Dow Silicones term loan facility will be exercised.

2.	Equivalent to Euro 400 million.

Term Loan Facility
In connection with the ownership restructure of Dow Silicones on May 31, 2016, Dow Silicones incurred $4.5 billion of indebtedness under a certain third party credit agreement ("Term Loan Facility"). The Company subsequently guaranteed the obligations of Dow Silicones under the Term Loan Facility and, as a result, the covenants and events of default applicable to the Term Loan Facility are substantially similar to the covenants and events of default set forth in the Company's Five Year Competitive Advance and Revolving Credit Facility Agreement. In the second quarter of 2018, Dow Silicones exercised the 19-month extension option making amounts borrowed under the Term Loan Facility repayable on December 30, 2019. In addition, Dow Silicones amended the Term Loan Facility to include an additional 2-year extension option, at Dow Silicones' election, upon satisfaction of certain customary conditions precedent. Dow Silicones intends to exercise the 2-year extension option on the Term Loan Facility.

Secured Borrowings
In September 2018, the Company renewed its North American accounts receivable securitization facility for a one year term and amended the terms of the agreement from an off-balance sheet arrangement to a secured borrowing arrangement, with a borrowing capacity up to $800 million. Under the structure of the amended agreement, the Company will use select trade accounts receivable to collateralize the credit facility with certain lenders. At December 31, 2018, the facility had not been drawn upon.

In October 2018, the Company renewed its European accounts receivable securitization facility for a two year term and amended the terms of the agreement from an off-balance sheet arrangement to a secured borrowing arrangement, with a borrowing capacity up to Euro 400 million. Under the structure of the amended agreement, the Company will use select trade accounts receivable to collateralize the credit facility with certain lenders. At December 31, 2018, the facility had not been drawn upon.
Letters of Credit
The Company utilizes letters of credit to support commitments made in the ordinary course of business. While the terms and amounts of letters of credit change, the Company typically has approximately $400 million of outstanding letters of credit at any given time.

Debt Covenants and Default Provisions
The Company’s outstanding long-term debt has been issued primarily under indentures which contain, among other provisions, certain customary restrictive covenants with which the Company must comply while the underlying notes are outstanding. Failure of the Company to comply with any of its covenants, could result in a default under the applicable indenture and allow the note holders to accelerate the due date of the outstanding principal and accrued interest on the underlying notes.

The Company's indenture covenants include obligations to not allow liens on principal U.S. manufacturing facilities, enter into sale and lease-back transactions with respect to principal U.S. manufacturing facilities, merge or consolidate with any other corporation, or sell, lease or convey, directly or indirectly, all or substantially all of the Company’s assets. The outstanding debt also contains customary default provisions. The Company remains in compliance with these covenants.

The Company’s primary, private credit agreements also contain certain customary restrictive covenant and default provisions in addition to the covenants set forth above with respect to the Company’s debt. Significant other restrictive covenants and default provisions related to these agreements include:

(a)
the obligation to maintain the ratio of the Company’s consolidated indebtedness to consolidated capitalization at no greater than 0.65 to 1.00 at any time the aggregate outstanding amount of loans under the Five Year Competitive Advance and Revolving Credit Facility Agreement dated October 30, 2018, equals or exceeds $500 million,

(b)
a default if the Company or an applicable subsidiary fails to make any payment, including principal, premium or interest, under the applicable agreement on other indebtedness of, or guaranteed by, the Company or such applicable subsidiary in an aggregate amount of $100 million or more when due, or any other default or other event under the applicable agreement with respect to such indebtedness occurs which permits or results in the acceleration of $400 million or more in the aggregate of principal, and

(c)
a default if the Company or any applicable subsidiary fails to discharge or stay within 60 days after the entry of a final judgment against the Company or such applicable subsidiary of more than $400 million.

Failure of the Company to comply with any of the covenants or default provisions could result in a default under the applicable credit agreement which would allow the lenders to not fund future loan requests and to accelerate the due date of the outstanding principal and accrued interest on any outstanding indebtedness.